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                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 2001 relating to the consolidated financial statements of Wink Communications, Inc., which appears in Wink Communications, Inc.'s Annual Report on Form 10-K, as amended, for the year ended December 31, 2000.


                                               /s/PRICEWATERHOUSECOOPERS LLP

San Jose, California
May 15, 2001